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                                 EXHIBIT 23.2




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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The Board of Directors
The Rouse Company:


We consent to the use of our report incorporated herein by reference.



                                                 KPMG PEAT MARWICK LLP

Baltimore, Maryland
October 28, 1994


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